UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MYLAN N.V.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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Dear Mylan N.V. Shareholders:

You are cordially invited to attend an extraordinary general meeting of the shareholders of Mylan N.V. (“Mylan”), which will be held on Thursday, January 7, 2016, at 10:00 a.m. Central European Time (CET), Hotel Okura Amsterdam, Ferdinand Bolstraat 333, 1072 LH Amsterdam, the Netherlands.

During the extraordinary general meeting, shareholders will be asked to vote on a proposed resolution to redeem (in Dutch: intrekken) all of the issued preferred shares, par value €0.01 per share, in the capital of Mylan (the “Preferred Shares”) (the “Proposal”).

The Preferred Shares were issued to the Stichting Preferred Shares Mylan (the “Foundation”) on July 23, 2015 pursuant to the Foundation’s exercise of its call option (the “Option”) to acquire Mylan preferred shares pursuant to the terms of a call option agreement (the “Call Option Agreement”) entered into between Mylan and the Foundation on April 3, 2015. On September 19, 2015, the Foundation requested the redemption of the Preferred Shares pursuant to the terms of the Call Option Agreement.

The enclosed Notice of Extraordinary General Meeting of Shareholders and Proxy Statement contain details regarding the Proposal, the extraordinary general meeting and other matters. We encourage you to review these materials carefully.

Thank you for your continued support of Mylan. We look forward to seeing you on January 7th.

Very truly yours,

Robert J. Coury	Heather Bresch
Executive Chairman	Chief Executive Officer
Mylan N.V.	Mylan N.V.

The accompanying proxy statement is dated December 8, 2015 and is first being mailed to the shareholders of Mylan on or about December 8, 2015.

Mylan N.V.

Building 4, Trident Place

Mosquito Way, Hatfield,

Hertfordshire, AL10 9UL England

+44 (0) 1707 853 000

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held On January 7, 2016

Dear Mylan N.V. Shareholders:

On behalf of the Mylan N.V. Board of Directors (the “Mylan Board”), we are pleased to convene an extraordinary general meeting of shareholders of Mylan N.V. (“Mylan”), which will be held at Hotel Okura Amsterdam, Ferdinand Bolstraat 333, 1072 LH Amsterdam, the Netherlands on January 7, 2016 at 10 a.m. Central European Time (CET), with the following agenda:

•	Opening of the meeting;

•	Proposed resolution to redeem (in Dutch: intrekken) all issued preferred shares (the “Preferred Shares”), par value €0.01 per share, in the capital of Mylan (the “Proposal”) (voting item);

•	Questions; and

•	Closing of the meeting.

On April 3, 2015, Mylan and Stichting Preferred Shares Mylan (the “Foundation”) entered into a call option agreement (the “Call Option Agreement”). Pursuant to the terms of the Call Option Agreement, Mylan granted the Foundation a call option (the “Option”), permitting the Foundation to acquire from time-to-time Mylan preferred shares up to a maximum number equal to the total number of Mylan ordinary shares issued at such time to the extent such shares are not held by the Foundation.

On April 21, 2015, Mylan received a letter from the President and Chief Executive Officer of Teva Pharmaceutical Industries Ltd. (“Teva”), containing an unsolicited, non-binding expression of interest from Teva to acquire Mylan. On July 23, 2015, in response to Teva’s expression of interest in acquiring Mylan, the Foundation exercised the Option and acquired 488,388,431 Mylan preferred shares (which represent 100% of the class of Mylan preferred shares as of December 3, 2015) pursuant to the terms of the Call Option Agreement. On July 27, 2015, Teva announced its entry into an agreement to acquire the generic drug unit of Allergan plc and the withdrawal of its unsolicited, non-binding expression of interest to acquire Mylan. On September 19, 2015, the Foundation requested the redemption (in Dutch: intrekking) of the Mylan preferred shares issued on July 23, 2015, informing Mylan that it was reasonably convinced that the influences that might adversely affect or threaten the strategy, mission, independence, continuity and/or identity of Mylan and its business in a manner that is contrary to the interest of Mylan, its business and its stakeholders had been sufficiently addressed. Pursuant to Dutch corporate law, the redemption of the Preferred Shares requires a resolution of Mylan’s general meeting of shareholders. Mylan is therefore calling an extraordinary general meeting and soliciting proxies from shareholders so that the Proposal may be validly adopted. See “The Proposal: Redemption of the Preferred Shares” beginning on page 12 of the accompanying proxy statement for additional information regarding the Option, the Foundation, the Preferred Shares and the redemption of the Preferred Shares.

If the Proposal is adopted, it is expected that the Preferred Shares will be transferred to Mylan following the extraordinary general meeting, pending a two month statutory waiting period under Dutch corporate law before the redemption becomes effective. See “The Proposal: Redemption of the Preferred Shares” beginning on page 12 of the accompanying proxy statement for additional information regarding the effectiveness of the redemption. Upon Mylan’s acquisition of the Preferred Shares, no voting rights can be exercised with respect to the Preferred Shares. If the redemption becomes effective while Mylan holds the Preferred Shares, the redemption shall take place without any payment of the redemption amount being made on the Preferred Shares. If the redemption becomes effective before Mylan acquires the Preferred Shares, Mylan shall make a payment on the Preferred Shares of the redemption amount consistent with its articles of association. In the event that payment of the redemption amount on the Preferred Shares is required, Mylan expects that this amount will be promptly repaid to it in accordance with the terms of the Call Option Agreement. The aggregate redemption amount of the Preferred Shares under Mylan’s articles of association is approximately €1.2 million.

No business will be voted on at the extraordinary general meeting except such voting item as stated in the above-mentioned agenda. Please refer to the accompanying proxy statement for further information with respect to the item to be voted on at the Mylan extraordinary general meeting.

The Mylan Board has fixed December 10, 2015 as the record date (registratiedatum) (the “Record Date”) and Mylan’s shareholders’ register (the “Register”) as the relevant register for determination as of the Record Date of the holders of Mylan shares and others with meeting rights under Dutch law with respect to Mylan shares who are entitled to attend and, if relevant, vote at the Mylan extraordinary general meeting. The Mylan Board has chosen to apply the Record Date to all Mylan shares, including preferred shares. Those who are holders of Mylan shares or who otherwise have such meeting rights with respect to Mylan shares on the Record Date and who are registered as such in the Register may attend the extraordinary general meeting of shareholders and, if relevant, vote at such meeting in person, or authorize a third party to attend and, if relevant, vote at the meeting on their behalf through the use of a proxy card.

Holders of Mylan ordinary shares and others with meeting rights under Dutch law with respect to Mylan ordinary shares who are not registered in the Register may request, if eligible for registration, to be registered in the Register not later than the Record Date by means of a request sent to Mylan either in writing (such notice to be sent to Mylan’s office address as set out above to the attention of Mylan’s Corporate Secretary) or by sending an e-mail to corporatesecretary@mylan.com.

Unless the context otherwise requires, references to (a) “Mylan ordinary shareholders” refer to both (i) shareholders who on the Record Date are registered in the Register as holders of Mylan ordinary shares and (ii) others with meeting rights under Dutch law with respect to Mylan ordinary shares, who on the Record Date are registered as such in the Register, (b) “Mylan preferred shareholders” refer to both (i) shareholders who on the Record Date are registered in the Register as holders of Mylan preferred shares and (ii) others with meeting rights under Dutch law with respect to Mylan preferred shares who, on the Record Date, are registered as such in the Register, and (c) “Mylan shareholders” refer to Mylan ordinary shareholders and Mylan preferred shareholders. The invitation to attend and vote at the extraordinary general meeting is being extended to such persons and also to the beneficial owners of Mylan ordinary shares held through a broker, bank, trust company or other nominee.

Beneficial owners of Mylan ordinary shares that are not traded through the Tel Aviv Stock Exchange (“TASE”) and held through a broker, bank, trust company or other nominee may not vote the underlying ordinary shares at the Mylan extraordinary general meeting of shareholders unless they first obtain (where appropriate, through the relevant broker, bank, trust company or other nominee) a signed proxy card from the relevant shareholder who is registered in the Register as the holder on the Record Date of the underlying ordinary shares. In addition, beneficial owners of Mylan ordinary shares must provide proof of ownership, such as a recent account statement or letter from a brokerage firm, bank nominee, or other institution proving ownership on the Record Date.

Beneficial owners of Mylan ordinary shares that are traded through the TASE may not vote the underlying ordinary shares at the Mylan extraordinary general meeting of shareholders unless they first obtain an ownership certificate from the Tel Aviv Stock Exchange Clearing House Ltd. (the “TASE Clearing House”) through which the underlying ordinary shares are registered (i.e., your TASE Clearing House member or TASE member, as the case may be) indicating the beneficial ownership of those ordinary shares on the Record Date.

Mylan shareholders and holders of a proxy card to vote Mylan shares who wish to attend and, if relevant, vote in person at the extraordinary general meeting of shareholders must so notify Mylan no later than 9:00 a.m. Central European Time (CET) on the date of the extraordinary general meeting of shareholders (the “Cut-Off Time”), in writing (such notice to be sent to Mylan’s office address set out above to the attention of Mylan’s Corporate Secretary or to be presented in person to the secretary of the extraordinary general meeting of shareholders). In addition, proper identification, such as a driver’s license or passport, must be presented at the meeting.

Proxy cards to vote ordinary shares and preferred shares, in person or otherwise, must be completed and received by Mylan no later than the Cut-Off Time.

Mylan ordinary shareholders may exercise their voting rights by electronic means after the Record Date but no later than the Cut-Off Time by (1) accessing the following Internet website: https://www.proxyvotenow.com/myl, or (2) calling the following toll-free number: 1 866-361-3801. Mylan ordinary shareholders who are registered as such in the Register as of the Record Date may exercise their voting rights in the manner described in the previous sentence. Votes cast in this manner shall be considered to have been cast at the extraordinary general meeting.

A quorum of at least half of the issued shares and the affirmative vote of a majority of the valid votes cast at the extraordinary general meeting is required for the adoption of the Proposal. The affirmative vote of a two-third majority of the votes cast is required if less than half but more than one-third of the issued shares are present or represented at the extraordinary general meeting. If a quorum of at least one-third of the issued shares is not present or represented, the resolution to redeem the Preferred Shares cannot be validly adopted at the extraordinary general meeting. Mylan expects that the Preferred Shares (which comprise nearly half of Mylan’s issued share capital) will be represented and voted in favor of the Proposal at the extraordinary general meeting and that the required quorum and vote to validly adopt the Proposal at the extraordinary general meeting will therefore be met.

For more information, see “The Extraordinary General Meeting” beginning on page 7 of the accompanying proxy statement.

If you do not expect to attend the extraordinary general meeting in person, you may vote your ordinary shares after the Record Date but no later than the Cut-Off Time by (1) accessing the following Internet website: https://www.proxyvotenow.com/myl, or (2) calling the following toll-free number: 1 866-361-3801, or (3) marking, signing, dating, and returning a proxy card for all of the shares you may vote (for which purpose you may use the postage-paid envelope provided), so that your shares may be represented and voted at the extraordinary general meeting. If you beneficially own Mylan ordinary shares that are traded through TASE, you may after the Record Date but no later than the Cut-Off Time by mail or e-mail sign and date a proxy card in the form filed by us on MAGNA, the distribution site of the Israeli Securities Authority, at www.magna.isa.gov.il, on December 8, 2015. In each case, if your shares are held through and/or in the name of a broker, bank, trust company, or other nominee, please follow the instructions on the voting instruction card furnished by such broker, bank, trust company, or other nominee, or, if you hold your ordinary shares through a TASE Clearing House member or TASE member, as the case may be, on the proxy card in the form filed by us on MAGNA.

Please note that if you hold shares in different accounts, it is important that you vote the shares represented by each account.

The Mylan Board unanimously supports the redemption of the Preferred Shares in accordance with the Call Option Agreement, Mylan’s articles of association and applicable law. The Mylan Board unanimously recommends that Mylan shareholders vote “FOR” the Proposal.

Please note that this Notice of Extraordinary General Meeting does not purport to address all of the information relevant to the meeting or the Proposal. The Mylan Board therefore encourages you to read the accompanying proxy statement carefully and in its entirety. If you have any questions concerning the Proposal, would like additional copies or need help voting your Mylan shares, please contact Mylan’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue

New York, NY 10022

+1 (877) 750-9499 (toll free)

+1 (212) 750-5833 (banks and brokers)

By Order and on behalf of the Mylan N.V. Board,

Joseph F. Haggerty

Corporate Secretary

Mylan N.V.

PROXY STATEMENT

This proxy statement is dated December 8, 2015 and is being furnished (together with the enclosed proxy card) in connection with the solicitation of proxies at the direction of the Board of Directors of Mylan N.V. (“Mylan”) for use at the extraordinary general meeting of shareholders of Mylan to be held on January 7, 2016 in connection with the proposed resolution to redeem all issued preferred shares, par value €0.01 per share, in the capital of Mylan (the “Preferred Shares”) (the “Proposal”).

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING AND VOTING

The following questions and answers are intended to address briefly some questions that you, as a Mylan shareholder, may have regarding the Proposal (as defined below). These questions and answers highlight only some of the information contained in this proxy statement. Mylan urges you to read carefully the entire proxy statement because the information in this section does not provide all the important information with respect to the Proposal.

Unless the context expressly provides otherwise, this proxy statement describes the rights of Mylan ordinary shareholders to attend and, if relevant, vote at the Mylan extraordinary general meeting of shareholders, including the procedures for convening the extraordinary general meeting and for Mylan ordinary shareholders exercising voting and other rights at such meeting. Generally similar rights apply in respect of Mylan preferred shareholders.

Q:	Why am I receiving this proxy statement?

A:	You are receiving this proxy statement because you were a Mylan shareholder or beneficial owner of Mylan shares on the Record Date (as defined below) for the extraordinary general meeting. This proxy statement serves as the proxy statement through which the Board of Directors of Mylan (the “Mylan Board”) will solicit proxies in connection with the Proposal.

Mylan is holding an extraordinary general meeting to obtain this approval. This proxy statement contains important information about the Proposal, and you should read it carefully and in its entirety. The enclosed voting materials allow you to vote your shares without attending the extraordinary general meeting.

You may mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope, or vote over the internet or by telephone, in accordance with the instructions contained in this proxy statement so that your Mylan ordinary shares may be represented and voted at the extraordinary general meeting. For more information, see the question below entitled “How do I vote?”.

Q:	Why is Mylan seeking an affirmative vote on the Proposal?

A:	On April 3, 2015, Mylan and Stichting Preferred Shares Mylan (the “Foundation”) entered into a call option agreement (the “Call Option Agreement”), which was filed as an exhibit to Mylan’s Form 8-K filed with the SEC on April 3, 2015. Pursuant to the terms of the Call Option Agreement, Mylan granted the Foundation a call option (the “Option”), permitting the Foundation to acquire from time-to-time Mylan preferred shares up to a maximum number equal to the total number of Mylan ordinary shares issued at such time to the extent such shares are not held by the Foundation.

On April 21, 2015, Mylan received a letter from the President and Chief Executive Officer of Teva Pharmaceutical Industries Ltd. (“Teva”), containing an unsolicited, non-binding expression of interest from Teva to acquire Mylan. On July 23, 2015, in response to Teva’s expression of interest in acquiring Mylan, the Foundation exercised the Option and acquired 488,388,431 Mylan preferred shares (which represent 100% of the class of Mylan preferred shares as of December 3, 2015) pursuant to the terms of the Call Option Agreement. On July 27, 2015, Teva announced its entry into an agreement to acquire the generic drug unit of Allergan plc and the withdrawal of its unsolicited, non-binding expression of interest to acquire Mylan. On September 19, 2015, the Foundation requested the redemption of the Mylan preferred shares issued on July 23, 2015, informing Mylan that it was reasonably convinced that the influences that might adversely affect or threaten the strategy, mission, independence, continuity and/or identity of Mylan and its business in a manner that is contrary to the interest of Mylan, its business and its stakeholders had been sufficiently addressed. Pursuant to Dutch corporate law, the redemption of the Preferred Shares requires a resolution of Mylan’s general meeting of shareholders. Mylan is therefore calling an extraordinary general meeting and soliciting proxies from shareholders so that the Proposal may be validly adopted. See “The Proposal: Redemption of the Preferred Shares” beginning on page 12 of this proxy statement for additional information regarding the Option, the Foundation, the Preferred Shares and the redemption of the Preferred Shares.

Q:	When and where will the extraordinary general meeting be held?

A:	The extraordinary general meeting will be held at Hotel Okura Amsterdam, Ferdinand Bolstraat 333, 1072 LH Amsterdam, the Netherlands on January 7, 2016 at 10 a.m. Central European Time (CET).

Q:	How can I attend the extraordinary general meeting?

A:	If you wish to attend the extraordinary general meeting in person, please so inform Mylan in writing (such notice to be sent to Mylan’s office address as set forth in the Notice of Extraordinary General Meeting of Shareholders to the attention of Mylan’s Corporate Secretary or to be presented in person to the secretary of the extraordinary general meeting of shareholders) prior to 9:00 a.m. Central European Time (CET) on the date of the extraordinary general meeting of shareholders (the “Cut-Off Time”).

Beneficial owners of Mylan ordinary shares that are not traded through the Tel Aviv Stock Exchange (“TASE”) and held through a broker, bank, trust company or other nominee may not vote the underlying ordinary shares at the Mylan extraordinary general meeting of shareholders unless they first obtain (where appropriate, through the relevant broker, bank, trust company or other nominee) a signed proxy card from the relevant shareholder who is registered in the Register as the holder on the Record Date of the underlying ordinary shares. In addition, beneficial owners of Mylan ordinary shares must provide proof of ownership, such as a recent account statement or letter from a brokerage firm, bank nominee, or other institution proving ownership on the Record Date.

Beneficial owners of Mylan ordinary shares that are traded through the TASE may not vote the underlying ordinary shares at the Mylan extraordinary general meeting of shareholders unless they first obtain an ownership certificate from the Tel Aviv Stock Exchange Clearing House Ltd. (the “TASE Clearing House”) through which the underlying ordinary shares are registered (i.e., your TASE Clearing House member or TASE member, as the case may be) indicating the beneficial ownership of those ordinary shares on the Record Date.

Proper identification, such as a driver’s license or passport, must be presented at the meeting.

Q:	What will be the effect of the adoption of the Proposal?

A:	Following the adoption of the Proposal, Mylan will file the resolution with the Dutch Trade Register and publish an announcement of such filing in a Dutch daily newspaper. A two month statutory waiting period will commence following the publication of such notice, during which creditors of Mylan may object to the reduction in share capital under specified circumstances and in a manner specified by Dutch law. The Preferred Shares will be automatically redeemed by operation of law if no such objection is filed during the two month period, or, in the event that creditor objections are filed within that period, upon the withdrawal of such objections or the dismissal of such objections by a competent court in the Netherlands. Mylan does not expect creditor objections or that any creditor objections will result in a successful opposition to the redemption of the Preferred Shares, particularly given the negligible impact the redemption of the Preferred Shares will have on Mylan’s financial position.

If the Proposal is adopted, it is expected that the Preferred Shares will be transferred to Mylan following the extraordinary general meeting, pending their redemption. Upon Mylan’s acquisition of the Preferred Shares, no voting rights can be exercised with respect to the Preferred Shares. If the redemption becomes effective while Mylan holds the Preferred Shares, the redemption shall take place without any payment of the redemption amount being made on the Preferred Shares. If the redemption becomes effective before Mylan acquires the Preferred Shares, Mylan shall make a payment on the Preferred Shares of the redemption amount consistent with its articles of association. In the event that a payment of the redemption amount on the Preferred Shares is required, Mylan expects that this amount will be promptly repaid to it in accordance with the terms of the Call Option Agreement. The aggregate redemption amount of the Preferred Shares under Mylan’s articles of association is approximately €1.2 million.

The redemption of the Preferred Shares is not expected to have any impact on Mylan’s day-to-day operations and will not alter Mylan’s financial condition. Notwithstanding the redemption of the Preferred Shares, the Foundation will continue to have the right to exercise the Option in the future in response to a new threat to the interests of Mylan, its businesses and its stakeholders from time to time.

Q:	Who is entitled to vote at the extraordinary general meeting and how many votes do they have?

A:	Dutch law provides that the record date for the extraordinary general meeting is required to be 28 days prior to the date of the extraordinary general meeting, which is December 10, 2015 (the “Record Date”). Mylan shareholders who on the Record Date are registered in Mylan’s shareholder register (the “Register”) may attend the extraordinary general meeting of shareholders and, if relevant, vote at such meeting in person or authorize a third party to attend and, if relevant, vote at the meeting on their behalf through the use of a proxy card.

If you are a beneficial owner of Mylan ordinary shares and hold your shares through a bank, broker, trust company, or other nominee (“street name”), the relevant institution will send you instructions describing the procedure for instructing the relevant institution as to how to vote the Mylan ordinary shares you beneficially own.

If you wish to vote the Mylan ordinary shares you beneficially own directly either in person at the extraordinary general meeting of shareholders or by proxy, you must first obtain a signed “legal proxy” from the bank, broker, trust company or other nominee through which you beneficially own your Mylan ordinary shares, or if you are a beneficial owner of Mylan ordinary shares traded through the TASE, you must obtain a certificate of ownership from the TASE Clearing House through which your Mylan ordinary shares are registered (i.e., your TASE Clearing House member or TASE member, as the case may be).

As of the close of business on December 3, 2015 (the last practicable date prior to the Record Date and the mailing of the proxy statement), there were 491,829,694 Mylan ordinary shares and 488,388,431 Mylan preferred shares outstanding and entitled to vote. Each Mylan share is entitled to one vote on each matter properly brought before the extraordinary general meeting.

Unless the context otherwise requires, references to (a) “Mylan ordinary shareholders” refer to both (i) shareholders who on the Record Date are registered in the Register as holders of Mylan ordinary shares and (ii) others with meeting rights under Dutch law with respect to Mylan ordinary shares, who on the Record Date are registered as such in the Register, (b) “Mylan preferred shareholders” refer to both (i) shareholders who on the Record Date are registered in the Register as holders of Mylan preferred shares and (ii) others with meeting rights under Dutch law with respect to Mylan preferred shares who, on the Record Date, are registered as such in the Register, and (c) “Mylan shareholders” refer to Mylan ordinary shareholders and Mylan preferred shareholders. The invitation to attend and vote at the extraordinary general meeting is being extended to such persons. Beneficial owners of Mylan ordinary shares are invited to attend the extraordinary general meeting and, if they obtain a “legal proxy”, or if you are a beneficial owner of Mylan ordinary shares traded through the TASE, a certificate of ownership, as described above, to vote at the extraordinary general meeting.

Q:	What vote is required to redeem the Preferred Shares?

A:	Adoption of the Proposal requires a quorum of at least half of the issued shares and the affirmative vote of an absolute majority of the valid votes cast at the extraordinary general meeting. The affirmative vote of a two-third majority of the votes cast is required if less than half but more than one-third of the issued shares are present or represented at the extraordinary general meeting. If a quorum of at least one-third of the issued shares is not present or represented, the resolution to redeem the Preferred Shares cannot be validly adopted at the extraordinary general meeting. Abstentions and failures to vote (as described below) are not considered to be votes cast for purposes of determining if the Proposal has been adopted. Mylan expects that the Preferred Shares (which comprise nearly half of Mylan’s issued share capital) will be represented and voted in favor of the Proposal at the extraordinary general meeting and that the required majority and quorum to validly adopt the Proposal at the extraordinary general meeting will therefore be met.

Q:	What will happen if the proposal to redeem the Preferred Shares is not adopted?

A:	If the Proposal is not adopted, we will not be able to redeem the Preferred Shares and the Preferred Shares will continue to form part of Mylan’s issued share capital.

Q:	How does the Mylan Board recommend that I vote?

A:	The Mylan Board unanimously supports the redemption of the Preferred Shares in accordance with the Call Option Agreement, Mylan’s articles of association and applicable law. The Mylan Board unanimously recommends that the Mylan shareholders vote “FOR” the Proposal.

Q:	How do I vote?

A:	Mylan shareholders may cast their votes at the meeting or over the internet, by submitting a proxy card or by calling a toll-free number in accordance with the instructions contained in this proxy statement.

If the ownership of your Mylan ordinary shares is reflected directly on the Register as of the Record Date and you vote by proxy, the individuals named on the enclosed proxy card will vote your Mylan ordinary shares in the manner you indicate. If you do not specify voting instructions, then the proxy will be voted in accordance with the recommendation of the Mylan Board, as described in this proxy statement.

If you are a beneficial owner of Mylan ordinary shares and hold your shares in street name through a bank, broker, trust company, or other nominee, the relevant institution will send you instructions describing the procedure for instructing the relevant institution as to how to vote the Mylan ordinary shares you beneficially own.

Q:	If my shares are held in street name by my broker, will my broker automatically vote my shares for me?

A:	No. If you hold your shares in street name, your broker, bank, trust company or other nominee cannot vote your shares on non-routine matters without instructions from you. The Proposal is considered a non-routine matter. You should instruct your broker, bank, trust company or other nominee as to how to vote your Mylan ordinary shares, following the directions from your broker, bank, trust company or other nominee provided to you. Please check the voting form used by your broker, bank, trust company or other nominee. If you do not provide your broker, bank, trust company or other nominee with instructions and your broker, bank, trust company or other nominee submits an unvoted proxy, your shares will not be counted for purposes of determining a quorum at the extraordinary general meeting and they will not be voted on the Proposal.

Beneficial owners of Mylan ordinary shares held through a broker, bank, trust company or other nominee may not vote the underlying ordinary shares at the Mylan extraordinary general meeting of shareholders, unless they first obtain (where appropriate, through the relevant broker, bank, trust company or other nominee) a signed proxy card from the relevant shareholder who is registered in the Register as the holder on the Record Date of the underlying ordinary shares, or if you are a beneficial owner of Mylan ordinary shares traded through the TASE, unless you obtain a certificate of ownership from the TASE Clearing House through which your Mylan ordinary shares are registered (i.e., your TASE Clearing House member or TASE member, as the case may be).

Q:	What will happen if I fail to vote or I abstain from voting?

A:	If you fail to vote by failing to submit a properly executed proxy card to Mylan, or to vote over the Internet or by calling a toll-free number, in accordance with the instructions contained in this proxy statement in a timely fashion or by failing to attend the extraordinary general meeting to vote in person or fail to instruct your broker, bank, trust company or other nominee to vote (a “failure to vote”), it will have no effect on the Proposal. If you mark your proxy or voting instructions expressly to abstain or to cast a “blank vote”, it will also have no effect on the Proposal. For the avoidance of doubt, if a Mylan shareholder returns a properly executed proxy card in a timely fashion without indicating how to vote on the Proposal (and without indicating expressly to abstain or to cast a “blank vote”), the Mylan ordinary shares represented by such proxy will count for the purposes of determining the presence of a quorum, will be voted in favor of the Proposal in accordance with the recommendation of the Mylan Board, and it will not be considered a failure to vote.

Q:	What constitutes a quorum?

A:	To adopt the Proposal, at least one-third of the issued Mylan shares must be represented at the extraordinary general meeting to constitute a quorum. Abstentions, “blank votes” and invalid votes will be counted for purposes of determining the presence of a quorum (although they are considered to be votes that were not cast). Proxies returned by a broker, bank, trust company or other nominee as “non-votes” because they have not received voting instructions from the beneficial owners of the relevant Mylan ordinary shares will not be treated as shares present for purposes of determining the presence of a quorum. Failures to vote will not be counted for purposes of determining the presence of a quorum. Mylan expects that the Preferred Shares (which comprise nearly half of Mylan’s issued share capital) will be represented at the extraordinary general meeting and that the required quorum at the extraordinary general meeting will therefore be met.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you return your properly executed proxy card in a timely fashion without indicating how to vote on the Proposal (and without indicating expressly to abstain or to cast a “blank vote”), the Mylan ordinary shares represented by such proxy will count for the purposes of determining the presence of a quorum, will be voted in favor of the Proposal in accordance with the recommendation of the Mylan Board, and it will not be considered a failure to vote.

Q:	Can I change my vote after I have returned a proxy card?

A:	Yes. You can change your vote of your Mylan shares as indicated on your proxy card or revoke your proxy at any time prior to the Cut-Off Time. You can do this by (a) voting again by telephone or the internet or (b) submitting another properly executed proxy card, dated as of a later date (but prior to the Cut-Off Time), in writing (to be sent to Mylan’s office address as set forth in the Notice of Extraordinary General Meeting of Shareholders to the attention of Mylan’s Corporate Secretary). Alternatively, you may give notice of your attendance at the meeting (prior to the Cut-Off Time in the manner described above) and vote in person.

If your shares are held through and/or in street name by your broker, bank, trust company, other nominee, you should contact your broker, bank, trust company or other nominee to change your vote or revoke your voting instructions.

Q:	What happens if I transfer my Mylan ordinary shares before the extraordinary general meeting?

A:	The Record Date for the extraordinary general meeting is earlier than the date of the extraordinary general meeting. If you transfer your Mylan ordinary shares after the Record Date, you will retain your right to attend and vote at the extraordinary general meeting.

Q:	Where can I find the voting results of the extraordinary general meeting?

A:	Mylan expects to announce the preliminary voting results at the extraordinary general meeting. In addition, within four business days following certification of the final voting results, Mylan intends to file the final voting results of the extraordinary general meeting with the Securities and Exchange Commission (the “SEC”) in a Current Report on Form 8-K.

Q:	Are holders of Mylan shares entitled to appraisal rights?

A:	No. Under the Dutch Civil Code, holders of Mylan shares do not have appraisal or dissenters’ rights with respect to the redemption of the Preferred Shares.

Q:	What do I need to do now?

A:	Carefully read and consider the information contained in this proxy statement and vote your shares either in person or by telephone, the internet or the use of a proxy card, as described in this proxy statement.

If you are a Mylan ordinary shareholder who on the Record Date is registered in the Register, in order for your ordinary shares to be represented at the extraordinary general meeting, you can:

•	attend the extraordinary general meeting in person;

•	vote through the Internet or by telephone in accordance with the instructions contained in this proxy statement; or

•	indicate on the enclosed proxy card how you would like to vote and return the proxy card in the accompanying pre-addressed postage paid envelope as described in this proxy statement.

If you are a beneficial owner of Mylan ordinary shares and hold your shares in street name through a bank, broker, trust company or other nominee, the relevant institution will send you instructions describing the procedure for instructing the relevant institution as to how to vote the Mylan ordinary shares you beneficially own.

If you wish to vote the Mylan ordinary shares you beneficially own directly either in person at the extraordinary general meeting of shareholders or by proxy, you must first obtain a signed “legal proxy” from the bank, broker, trust company or other nominee through which you beneficially own your Mylan ordinary shares (or if you are a beneficial owner of Mylan ordinary shares traded through the TASE, you instead must obtain a certificate of ownership).

Q:	Who can help answer my questions?

A:	If you have questions about the Proposal to be voted on at the extraordinary general meeting or if you desire additional copies of this proxy statement or additional proxy cards, you should contact:

Innisfree M&A Incorporated

501 Madison Avenue

New York, NY 10022

+1 (877) 750-9499 (toll free)

+1 (212) 750-5833 (banks and brokers)

THE EXTRAORDINARY GENERAL MEETING

Overview

This proxy statement is being provided as part of a solicitation of proxies by the Mylan Board for use at the extraordinary general meeting. This proxy statement is being furnished to Mylan shareholders and beneficial owners of Mylan ordinary shares on or about December 8, 2015 and provides Mylan shareholders with the information they need to be able to vote, grant a proxy to vote, attend and, if relevant, instruct their vote to be cast at the extraordinary general meeting.

Unless the context expressly provides otherwise, this proxy statement describes the rights of Mylan ordinary shareholders to attend and, if relevant, vote at the Mylan extraordinary general meeting of shareholders, including the procedures for convening the extraordinary general meeting and for Mylan ordinary shareholders exercising voting and other rights at such meeting. Generally similar rights apply in respect of Mylan preferred shareholders.

Time, Date and Place

The extraordinary general meeting of shareholders of Mylan will be held at Hotel Okura Amsterdam, Ferdinand Bolstraat 333, 1072 LH Amsterdam, the Netherlands on January 7, 2016 at 10 a.m. Central European Time (CET).

Purpose of the Extraordinary General Meeting

On April 3, 2015, Mylan and Stichting Preferred Shares Mylan (the “Foundation”) entered into a call option agreement (the “Call Option Agreement”). Pursuant to the terms of the Call Option Agreement, Mylan granted the Foundation a call option (the “Option”), permitting the Foundation to acquire from time-to-time Mylan preferred shares up to a maximum number equal to the total number of Mylan ordinary shares issued at such time to the extent such shares are not held by the Foundation. The exercise price of the Option is €0.01 per preferred share.

On April 21, 2015, Mylan received a letter from the President and Chief Executive Officer of Teva Pharmaceutical Industries Ltd. (“Teva”), containing an unsolicited, non-binding expression of interest from Teva to acquire Mylan. On July 23, 2015, in response to Teva’s expression of interest in acquiring Mylan, the Foundation exercised the Option and acquired 488,388,431 Mylan preferred shares (which represent 100% of the class of Mylan preferred shares as of December 3, 2015) pursuant to the terms of the Call Option Agreement. On July 27, 2015, Teva announced its entry into an agreement to acquire the generic drug unit of Allergan plc and the withdrawal of its unsolicited, non-binding expression of interest to acquire Mylan. On September 19, 2015, the Foundation requested the redemption of the Mylan preferred shares issued on July 23, 2015, informing Mylan that it was reasonably convinced that the influences that might adversely affect or threaten the strategy, mission, independence, continuity and/or identity of Mylan and its business in a manner that is contrary to the interest of Mylan, its business and its stakeholders had been sufficiently addressed. The purpose of the extraordinary general meeting is to vote on the proposed resolution to redeem the Preferred Shares (the “Proposal”). The Dutch Civil Code does not permit any business to be voted on at the extraordinary general meeting of shareholders other than that stated in the notice of the meeting unless the matter is unanimously approved by all votes cast and all issued shares are present or represented at the meeting. Mylan is therefore calling an extraordinary general meeting and soliciting proxies from shareholders so that the Proposal may be validly adopted. See “The Proposal: Redemption of the Preferred Shares” beginning on page 12 of this proxy statement for additional information regarding the Option, the Foundation, the Preferred Shares and the redemption of the Preferred Shares.

Recommendation of the Mylan Board

The Mylan Board unanimously supports the redemption of the Preferred Shares in accordance with the Call Option Agreement, Mylan’s articles of association and applicable law. The Mylan Board unanimously recommends that the Mylan shareholders vote “FOR” the Proposal.

Record Date; Shareholders Entitled to Vote

Dutch law provides that the record date for the extraordinary general meeting is required to be 28 days prior to the date of the extraordinary general meeting, which is December 10, 2015. Mylan ordinary shareholders who on the Record Date are registered in Mylan’s Register may attend the extraordinary general meeting of shareholders and, if relevant, vote at such meeting in person or authorize a third party to attend and, if relevant, vote at the meeting on their behalf through the use of a proxy card.

Mylan ordinary shareholders who are not registered in the Register may request, if eligible for registration, to be registered in the Register no later than the Record Date by means of a request sent to Mylan in writing (such notice to be sent to Mylan’s office address as set forth in the Notice of Extraordinary General Meeting of Shareholders to the attention of Mylan’s Corporate Secretary) or by sending an e-mail to corporatesecretary@mylan.com.

If you are a beneficial owner of Mylan ordinary shares and hold your ordinary shares through a bank, broker, trust company, or other nominee (“street name”), the relevant institution will send you instructions describing the procedure for instructing the relevant institution as to how to vote the Mylan ordinary shares you beneficially own.

If you wish to vote the Mylan ordinary shares you beneficially own directly either in person at the extraordinary general meeting of shareholders or by proxy, you must first obtain a signed “legal proxy” from the bank, broker, trust company or other nominee through which you beneficially own your Mylan ordinary shares, or if you are a beneficial owner of Mylan ordinary shares traded through the TASE, you must first obtain a certificate of ownership from the TASE Clearing House through which your Mylan ordinary shares are registered (i.e., your TASE Clearing House member or TASE member, as the case may be).

As of the close of business on December 3, 2015 (the last practicable date prior to the Record Date and the mailing of the proxy statement), there were 491,829,694 Mylan ordinary shares and 488,388,431 Mylan preferred shares outstanding and entitled to vote. Each Mylan share is entitled to one vote on each matter properly brought before the extraordinary general meeting.

Quorum, Abstentions and Non-Votes

At least one-third of the issued Mylan shares must be represented at the extraordinary general meeting to constitute a quorum. Abstentions, “blank votes” and invalid votes will be counted for purposes of determining the presence of a quorum (although they are considered to be votes that were not cast). Proxies returned by a broker, bank, trust company or other nominee as “non-votes” because they have not received voting instructions from the beneficial owners of the Mylan ordinary shares will not be treated as shares present for purposes of determining the presence of a quorum. Failures to vote will not be counted for purposes of determining the presence of a quorum. For the avoidance of doubt, if a Mylan shareholder returns a properly executed proxy card in a timely fashion without indicating how to vote on the Proposal (and without indicating expressly to abstain or to cast a “blank vote”), the Mylan shares represented by such proxy will be voted in favor of the Proposal in accordance with the recommendation of the Mylan Board, the vote will count for the purposes of determining the presence of a quorum, and it will not be considered a failure to vote.

Mylan expects that the Preferred Shares (which comprise nearly half of Mylan’s issued share capital) will be represented at the extraordinary general meeting and that the required quorum at the extraordinary general meeting will therefore be met.

Required Vote

Adoption of the Proposal requires a quorum of at least half of the issued shares and the affirmative vote of an absolute majority of the valid votes cast at the extraordinary general meeting. The affirmative vote of a two-

third majority of the votes cast is required if less than half but more than one-third of the issued shares are present or represented at the extraordinary general meeting. If a quorum of at least one-third of the issued shares is not present or represented, the resolution to redeem the Preferred Shares cannot be validly adopted at the extraordinary general meeting. Abstentions and failures to vote (as described above) are not considered to be votes cast for purposes of determining if the Proposal has been adopted. Mylan expects that the Preferred Shares (which comprise nearly half of Mylan’s issued share capital) will be represented and voted in favor of the Proposal at the extraordinary general meeting and that the required majority and quorum to validly adopt the Proposal at the extraordinary general meeting will therefore be met.

Mylan shareholders may cast their votes in person at the extraordinary general meeting or by proxy as explained below under “Voting of Proxies”.

Voting in Person

If you plan to attend the extraordinary general meeting and wish to vote in person, you will be given a ballot at the extraordinary general meeting. Please note, however, that if your shares are held in “street name” (other than through a TASE Clearing House member or TASE member, as the case may be) and you wish to vote at the extraordinary general meeting, you must bring to the extraordinary general meeting a legal proxy executed in your favor from the relevant shareholder who is registered in the Register as the holder on the Record Date of the underlying shares (through your broker, bank, trust company or other nominee) authorizing you to vote at the extraordinary general meeting.

In addition, if you plan to attend the extraordinary general meeting, please be prepared to provide proper identification, such as a driver’s license or passport. If you hold your shares in street name, you must provide proof of ownership, such as a recent account statement or letter from your brokerage firm, bank nominee, or other institution proving ownership on the Record Date, along with proper identification and the legal proxy described above.

If you beneficially own ordinary shares that are traded through the TASE, you may vote your ordinary shares in person by casting your vote at the extraordinary general meeting. If you choose to vote in person at the extraordinary general meeting, you need to bring an ownership certificate from the TASE Clearing House through which your ordinary shares are registered (i.e., your TASE Clearing House member or TASE member, as the case may be) indicating that you were the beneficial owner of those ordinary shares on the Record Date. If the TASE member holding your ordinary shares is not a TASE Clearing House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your ordinary shares are registered.

Persons attending the extraordinary general meeting will not be allowed to use cameras, recording devices, and other similar electronic devices at the meeting.

Mylan ordinary shareholders who wish to exercise their rights at the extraordinary general meeting of shareholders in person must notify Mylan thereof no later than on the Cut-Off Time in writing (such notice to be sent to Mylan’s office address as set forth in the Notice of Extraordinary General Meeting of Shareholders to the attention of Mylan’s Corporate Secretary or to be presented in person to the secretary of the extraordinary general meeting of shareholders).

Voting of Proxies

In addition to voting at the extraordinary general meeting, Mylan ordinary shareholders may cast their votes, after the Record Date but no later than the Cut-Off Time, over the Internet, by submitting a proxy card, or by calling a toll-free number in accordance with the instructions contained in this proxy statement.

Mylan requests that you mark, sign, and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope. When the accompanying proxy is returned properly executed no later than at the Cut-Off Time, the Mylan ordinary shares represented by it will be voted at the extraordinary general meeting in accordance with the instructions contained in the proxy. If the proxy is returned without an indication as to how the Mylan ordinary shares represented are to be voted with regard to the Proposal (and without expressly indicating to abstain or to cast a “blank vote”), the Mylan ordinary shares represented by the proxy will be voted in accordance with the recommendation of the Mylan Board, as described in this proxy statement.

If you hold your shares in street name, see “—Shares Held in Street Name” below.

You may submit your proxy for your ordinary shares after the Record Date but no later than the Cut-Off Time by telephone, over the Internet, or by marking, signing, dating, and returning the enclosed proxy card in accordance with the instructions contained in this proxy statement if you do not plan to attend the extraordinary general meeting in person.

How Proxies Are Counted

All ordinary shares represented by properly executed proxies received no later than the Cut-Off Time will be voted at the meeting in the manner specified by the Mylan ordinary shareholder giving those proxies. If the proxy is returned without an indication as to how the Mylan ordinary shares represented are to be voted with regard to the Proposal (and without expressly indicating to abstain or to cast a “blank vote”), the Mylan ordinary shares represented by the proxy will be voted in accordance with the recommendation of the Mylan Board, as described in this proxy statement.

Shares Held in Street Name

If you are a beneficial owner of Mylan ordinary shares and hold your shares in street name, your broker, bank, trust company or other nominee cannot vote your shares on non-routine matters without instructions from you. The Proposal is considered a non-routine matter. You should instruct your broker, bank, trust company or other nominee as to how to vote your Mylan ordinary shares, following the directions from your broker, bank, trust company or other nominee provided to you. Please check the voting form used by your broker, bank, trust company or other nominee. If you do not provide your broker, bank, trust company or other nominee with instructions and your broker, bank, trust company or other nominee submits an unvoted proxy, your shares will not be counted for purposes of determining a quorum at the extraordinary general meeting and they will not be voted on the Proposal.

Beneficial owners of Mylan ordinary shares held through a broker, bank, trust company or other nominee may not vote the underlying ordinary shares at the Mylan extraordinary general meeting of shareholders, unless they first obtain (where appropriate, through the relevant broker, bank, trust company or other nominee) a signed proxy card from the relevant shareholder who is registered in the Register as the holder on the Record Date of the underlying ordinary shares, or if you are a beneficial owner of Mylan ordinary shares traded through the TASE, unless you obtain a certificate of ownership from the TASE Clearing House through which your Mylan ordinary shares are registered (i.e., your TASE Clearing House member or TASE member, as the case may be).

Revocability of Proxies

You can change your vote of your ordinary shares as indicated on your proxy card at any time prior to the Cut-Off Time or revoke your proxy for your ordinary shares at any time prior to the Cut-Off Time. You can do this by (a) voting again by telephone or the Internet or (b) submitting another properly executed proxy card, dated as of a later date (but prior to the Cut-Off Time), in writing (to be sent to Mylan’s office address as set forth in the Notice of Extraordinary General Meeting of Shareholders to the attention of Mylan’s Corporate

Secretary). Alternatively, you may give notice of your attendance at the meeting (prior to the Cut-Off Time in the manner described above) and vote in person.

If your shares are held through and/or in street name by your broker, bank, trust company or other nominee, you should contact your broker, bank, trust company or other nominee to change your vote or revoke your voting instructions.

Tabulation of Votes

The inspector of election will, among other matters, determine the number of shares represented at the extraordinary general meeting to confirm the existence of a quorum, determine the validity of all proxies and ballots, and certify the results of voting on the Proposal.

Appraisal Rights

Under the Dutch Civil Code, holders of Mylan shares do not have appraisal or dissenters’ rights with respect to the redemption of the Preferred Shares.

Solicitation of Proxies

Mylan will bear the cost of soliciting proxies from its shareholders, including the costs associated with the filing, printing, and publication of this proxy statement. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of Mylan, some of whom may be considered participants in the solicitation, without additional remuneration, by personal interview, telephone, facsimile or otherwise. Mylan will also request brokerage firms, bank nominees, and other institutions to forward proxy materials to the beneficial owners of shares held of record on the Record Date and will provide customary reimbursement to such institutions for the cost of forwarding these materials. Mylan has retained Innisfree M&A Incorporated to assist in its solicitation of proxies and has agreed to pay them a fee of approximately $20,000, plus reasonable expenses, for these services.

Mylan’s Auditors

Representatives of Deloitte & Touche LLP are not expected to be present at the extraordinary general meeting and accordingly will not make any statement or be available to respond to any questions.

Assistance

If you need assistance in completing your proxy card or have questions regarding the extraordinary general meeting, please contact:

Innisfree M&A Incorporated

501 Madison Avenue

New York, NY 10022

(877) 750-9499 (toll free)

(212) 750-5833 (banks and brokers)

THE PROPOSAL: REDEMPTION OF THE PREFERRED SHARES

Background of the Proposal

On April 3, 2015, Mylan and Stichting Preferred Shares Mylan (the “Foundation”) entered into a call option agreement (the “Call Option Agreement”). Pursuant to the terms of the Call Option Agreement, Mylan granted the Foundation a call option (the “Option”), permitting the Foundation to acquire from time-to-time Mylan preferred shares up to a maximum number equal to the total number of Mylan ordinary shares issued at such time to the extent such shares are not held by the Foundation. The exercise price of the Option is €0.01 per preferred share.

On April 21, 2015, Mylan received a letter from the President and Chief Executive Officer of Teva Pharmaceutical Industries Ltd. (“Teva”), containing an unsolicited, non-binding expression of interest from Teva to acquire Mylan. On July 23, 2015, in response to Teva’s expression of interest in acquiring Mylan, the Foundation exercised the Option and acquired 488,388,431 Mylan preferred shares (which represent 100% of the class of Mylan preferred shares as of December 3, 2015) pursuant to the terms of the Call Option Agreement. In compliance with the current statutory arrangement, 25% of the nominal value of these shares, approximately $1.3 million, was paid to Mylan in cash. The Foundation did not state at the time whether and how, if at all, it intended to vote its preferred shares on any matter.

On July 27, 2015, Teva announced its entry into an agreement to acquire the generic drug unit of Allergan plc and the withdrawal of its unsolicited, non-binding expression of interest to acquire Mylan. On September 19, 2015, the Foundation requested the redemption of the Mylan preferred shares issued on July 23, 2015, informing Mylan that it was reasonably convinced that the influences that might adversely affect or threaten the strategy, mission, independence, continuity and/or identity of Mylan and its business in a manner that is contrary to the interest of Mylan, its business and its stakeholders had been sufficiently addressed. On October 27, 2015 the Foundation transferred the Preferred Shares issued to it on July 23, 2015 to a trustee, who undertook not to exercise any rights attached to the Preferred Shares other than attending the extraordinary meeting of shareholders and voting in favor of the proposed resolution to redeem the Preferred Shares. Notwithstanding the redemption of the Preferred Shares, the Foundation will continue to have the right to exercise the Option in the future in response to a new threat to the interests of Mylan, its businesses and its stakeholders from time to time.

You are being asked to consider and vote on a resolution to redeem all issued preferred shares, par value €0.01 per share, in the capital of Mylan (the “Preferred Shares”, and the resolution, the “Proposal”).

Required Vote

A quorum of at least half of the issued shares and the affirmative vote of an absolute majority of the valid votes cast at the extraordinary general meeting is required to adopt the Proposal. The affirmative vote of a two-third majority of the votes cast is required if less than half but more than one-third of the issued shares are present or represented at the extraordinary general meeting. If a quorum of at least one-third of the issued shares is not present or represented, the resolution to redeem the Preferred Shares cannot be validly adopted at the extraordinary general meeting. Abstentions and failures to vote (as described above) are not considered to be votes cast for purposes of determining if the Proposal has been adopted. Mylan expects that the Preferred Shares (which comprise nearly half of Mylan’s issued share capital) will be represented and voted in favor of the Proposal at the extraordinary general meeting and that the required majority and quorum to validly adopt the Proposal at the extraordinary general meeting will therefore be met.

Effectiveness of the Redemption and Creditor Objections

Following the adoption of the Proposal, Mylan will file the resolution with the Dutch Trade Register and publish an announcement of such filing in a Dutch daily newspaper. A two month statutory waiting period will commence following the publication of such notice, during which creditors of Mylan may object to the reduction in capital under specified circumstances and in a manner specified by Dutch law. The Preferred Shares will be automatically redeemed by operation of law if no such objection is filed during the two month period, or, in the event that creditor objections are filed within that period, upon the withdrawal of such objections or the dismissal of such objections by a competent court in the Netherlands. Mylan does not expect creditor objections or that any creditor objections will result in a successful opposition to the redemption of the Preferred Shares, particularly given the negligible impact the redemption of the Preferred Shares will have on Mylan’s financial position.

The redemption of the Preferred Shares is not expected to have any impact on Mylan’s day-to-day operations and will not alter Mylan’s financial condition. Notwithstanding the redemption of the Preferred Shares, the Foundation will continue to have the right to exercise the Option in the future in response to a new threat to the interests of Mylan, its businesses and its stakeholders from time to time.

Repurchase

If the Proposal is adopted, it is expected that the Preferred Shares will be transferred to Mylan following the extraordinary general meeting, pending their redemption. Upon Mylan’s acquisition of the Preferred Shares, no voting rights can be exercised with respect to the Preferred Shares. If the redemption becomes effective while Mylan holds the Preferred Shares, the redemption shall take place without any payment of the redemption amount being made on the Preferred Shares. If the redemption becomes effective before Mylan acquires the Preferred Shares, Mylan shall make a payment on the Preferred Shares of the redemption amount consistent with its articles of association. In the event that a payment of the redemption amount on the Preferred Shares is required, Mylan expects that this amount will be promptly repaid to it in accordance with the terms of the Call Option Agreement. The aggregate redemption amount of the Preferred Shares under Mylan’s articles of association is approximately €1.2 million.

Recommendation of the Mylan Board

The Mylan Board unanimously supports the redemption of the Preferred Shares in accordance with the Call Option Agreement, Mylan’s articles of association and applicable law.

THE MYLAN BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

OWNERSHIP OF EQUITY SECURITIES

Security Ownership of Certain Beneficial Owners and Management of Mylan

The following tables set forth information regarding the beneficial ownership of Mylan ordinary shares as of December 3, 2015 by (i) all persons who beneficially own five percent or more of the outstanding Mylan ordinary shares, (ii) Mylan’s directors, Chief Executive Officer, Chief Financial Officer, the other individuals identified as Named Executive Officers for 2014 in the Annual Report on Form 10-K/A filed by Mylan Inc. on April 30, 2015, and (iii) all directors and executive officers of Mylan as a group (based on 491,829,694 shares of Mylan ordinary shares outstanding as of such date). For purposes of these tables, and in accordance with the rules of the SEC, shares are considered “beneficially owned” if the person, directly or indirectly, has sole or shared voting or investment power over such shares. A person is also considered to beneficially own shares that he or she has the right to acquire within 60 days of December 3, 2015. Unless otherwise indicated, the principal address of each of the Mylan shareholders listed below is c/o Mylan N.V., Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL England. To Mylan’s knowledge, as of December 3, 2015, the persons in the following table have sole voting and investment power, either directly or through one or more entities controlled by such person, with respect to all of the shares shown as beneficially owned by them, unless otherwise indicated in the footnotes below.

Shareholders Owning Approximately 5% or More

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Subsidiaries of Abbott Laboratories(1) c/o Abbott Laboratories, 100 Abbott Park Road, Abbott Park, IL 60064-6092	69,750,000	(2)	14.2%
Wellington Management Company LLP and affiliates, 280 Congress Street, Boston, MA 02210	51,570,141	(3)	10.49%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10022	34,852,351	(4)(6)	7.1%
The Vanguard Group, Inc. 100 Vanguard Boulevard, Malvern, PA 19355	28,841,159	(5)(6)	5.9%

(1)

Abbott Laboratories (“Abbott”) and its subsidiaries that own ordinary shares of Mylan N.V. are subject to the terms of the Shareholder Agreement (the “Shareholder Agreement”), dated February 27, 2015, by and among Mylan N.V., Abbott, Laboratoires Fournier S.A.S. (“Abbott France”), Abbott Established Products Holdings (Gibraltar) Limited (“Abbott Gibraltar”), and Abbott Investments Luxembourg S.à.r.l. (“Abbott Luxembourg” and, together with Abbott France and Abbott Gibraltar, the “Abbott Subsidiaries”). According to Item 4 of the Schedule 13D/A filed by Abbott on August 10, 2015, Abbott Gibraltar distributed 62,782,018 Mylan ordinary shares to Abbott Products on July 28, 2015 (the “Distribution”). Contemporaneously with the Distribution, Abbott Products became a party to the Shareholder Agreement by executing a joinder agreement thereto. As a result of the Distribution, Abbott Gibraltar no longer beneficially owns any Mylan ordinary shares. The Shareholder Agreement will terminate when Abbott no longer beneficially owns any of the ordinary shares of Mylan N.V. issued to it in connection with Mylan’s acquisition (the “EPD Transaction”) of Mylan Inc. and Abbott’s non-U.S. developed markets specialty and branded generics business. So long as Abbott beneficially owns at least five percent of the ordinary shares of Mylan N.V., Abbott is required to vote each Mylan N.V. voting security (a) in favor of all those persons nominated and recommended to serve as directors of Mylan N.V.’s Board of Directors or any applicable committee thereof and (b) with respect to any other action, proposal, or matter to be voted on by the shareholders of Mylan N.V. (including through action by written consent), in accordance with the recommendation of the Mylan N.V. Board of Directors or any applicable committee thereof. However, Abbott is free to vote at its discretion in connection with any proposal submitted for a vote of the Mylan

N.V. shareholders in respect of (a) the issuance of equity securities in connection with any merger, consolidation, or business combination of Mylan N.V., (b) any merger, consolidation, or business combination of Mylan N.V., or (c) the sale of all or substantially all the assets of Mylan N.V., except where such proposal has not been approved or recommended by the Mylan N.V. Board of Directors, in which event Abbott must vote against the proposal.
(2)	Based on Schedule 13D/A filed by Abbott, Abbott Luxembourg and Abbott Products with the SEC on August 10, 2015 (the “Schedule 13D/A”), Abbott has sole voting power over 0 shares, shared voting power over 69,750,000 shares, sole dispositive power over 0 shares, and shared dispositive power over 69,750,000 shares; Abbott France has sole voting power, shared voting power, sole dispositive power and shared dispositive power over 0 shares; Abbott Luxembourg has sole voting power over 0 shares, shared voting power over 6,967,982 shares, sole dispositive power over 0 shares, and shared dispositive power over 6,967,982 shares; and Abbott Products has sole voting power over 0 shares, shared voting power over 62,782,018 shares, sole dispositive power over 0 shares, and shared dispositive power over 62,782,018 shares. According to Item 4 of the Schedule 13D/A filed by Abbott on April 6, 2015, on March 31, 2015, the Abbott Subsidiaries entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman Sachs & Co., as representatives of the several underwriters named therein, and Mylan N.V. relating to an underwritten public resale offering by the Abbott Subsidiaries of an aggregate of 35,000,000 ordinary shares of Mylan N.V. (the “Offering”). The ordinary shares were sold at a price of $56.89125 per ordinary share. This amount represents the $58.35 public offering price per ordinary share, less underwriting discounts and commissions of $1.45875 per ordinary share. The Offering was completed on April 6, 2015. Pursuant to the Underwriting Agreement, Abbott Luxembourg, for no additional consideration, granted the representatives of the Underwriters a 30-day option to purchase up to an additional 5,250,000 ordinary shares of Mylan N.V. from Abbott Luxembourg on the same terms. According to Item 4 of the Schedule 13D/A filed by Abbott on April 10, 2015, on April 7, 2015, the representatives of the Underwriters delivered notice of their exercise of the foregoing option in full. The sale of ordinary shares pursuant to the exercise of the option was completed on April 10, 2015.
(3)	Based on Schedule 13G filed by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP with the SEC on October 30, 2015, Wellington Management Group LLP has sole voting power over 0 shares, shared voting power over 18,087,085 shares, sole dispositive power over 0 shares, and shared dispositive power over 51,570,141 shares; Wellington Group Holdings LLP has sole voting power over 0 shares, shared voting power over 18,087,085 shares, sole dispositive power over 0 shares, and shared dispositive power over 51,570,141 shares; Wellington Investment Advisors Holdings LLP has sole voting power over 0 shares, shared voting power over 18,087,085 shares, sole dispositive power over 0 shares, and shared dispositive power over 51,570,141 shares; and Wellington Management Company LLP sole voting power over 0 shares, shared voting power over 16,860,066 shares, sole dispositive power over 0 shares, and shared dispositive power over 49,270,542 shares. Based on the Schedule 13G, the securities as to which the Schedule 13G was filed are owned of record by clients of one or more investment advisers identified therein directly or indirectly owned by Wellington Management Group LLP. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities, except for Vanguard Health Care Fund.
(4)	Based on Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 15, 2015 with respect to Mylan Inc., BlackRock, Inc. has sole voting power over 31,701,037 shares, shared voting power over 0 shares, sole dispositive power over 34,852,351 shares, and shared dispositive power over 0 shares.
(5)	Based on Schedule 13G/A filed by The Vanguard Group, Inc. with the SEC on February 11, 2015 with respect to Mylan Inc., The Vanguard Group, Inc. has sole voting power over 651,279 shares, shared voting power over 0 shares, sole dispositive power over 28,228,670 shares, and shared dispositive power over 612,489 shares.
(6)	On February 27, 2015, in connection with the EPD Transaction, each share of Mylan Inc. common stock issued and outstanding was canceled and automatically converted into and became the right to receive one Mylan N.V. ordinary share.

Directors, Executive Officers, and Directors and Executive Officers as a Group

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Options Exercisable and Restricted Shares Vesting within 60 Days	Percent of Class
Heather Bresch	923,955	(1)(8)	44,709	*
Wendy Cameron	64,487		2,974	*
Hon. Robert J. Cindrich	8,135		2,974	*
Robert J. Coury	1,551,698	(2)(8)	42,526	*
JoEllen Lyons Dillon	3,609		2,974	*
Neil Dimick, C.P.A.	38,587		2,974	*
Melina Higgins	19,000	(3)	9,597	*
Harry Korman(4)	30,971	(5)	25,966	*
Douglas Leech, C.P.A.	31,380		2,974	*
Rajiv Malik	813,291	(8)	11,463	*
Joseph C. Maroon, M.D.	11,787		2,974	*
Anthony Mauro	151,022	(6)(8)	13,026	*
Mark W. Parrish	29,660		2,974	*
Rodney L. Piatt, C.P.A.	33,135		79,525	*
John D. Sheehan, C.P.A.	205,830	(8)	23,419	*
Randall L. (Pete) Vanderveen, Ph.D., R.Ph.	35,787		2,974	*
All Directors and executive officers as a group (15 persons, but not including Mr. Korman(4))	3,921,363	(7)	248,057	*

*	Less than 1%.
(1)	Includes 1,157 shares held in Ms. Bresch’s 401(k) account.
(2)	Includes 4,957 shares held in Mr. Coury’s 401(k) account.
(3)	Includes 19,000 shares held by Ms. Higgins’ spouse.
(4)	Mr. Korman retired from Mylan Inc. effective July 1, 2014.
(5)	Includes 1,001 shares held in Mr. Korman’s 401(k) account.
(6)	Includes 5,574 shares held in Mr. Mauro’s 401(k) account.
(7)	Includes 11,688 shares held in the executive officers’ 401(k) accounts.
(8)	Includes restricted ordinary shares issued on June 10, 2015 upon conversion of stock appreciation rights pursuant to the terms of Mylan’s One-Time Special Performance-Based Five-Year Realizable Value Incentive Program implemented in 2014. The restricted ordinary shares remain subject to forfeiture and additional vesting conditions, including achievement of adjusted diluted earnings per share of $6.00 and continued service, and the other terms and conditions of the program. The One-Time Special Performance-Based Five-Year Realizable Value Incentive Program is described in detail in Mylan Inc.’s Form 10-K/A for the period ending December 31, 2014.

Preferred Shares

On April 3, 2015, Mylan entered into a Call Option Agreement with the Foundation, pursuant to which Mylan granted the Foundation the Option to acquire from time to time, at an exercise price of €0.01 per share, Mylan preferred shares up to a maximum number at any time equal to the total number of Mylan ordinary shares issued at such time. The Foundation’s principal address is Johannes Vermeerplein 11, 1071 DV Amsterdam, the Netherlands. On July 23, 2015, in response to Teva’s unsolicited, non-binding expression of interest in acquiring Mylan, the Foundation exercised the Option and acquired 488,388,431 Mylan preferred shares (which represent 100% of the class of Mylan preferred shares as of December 3, 2015) pursuant to the terms of the Call Option Agreement. Each Mylan ordinary share and preferred share is entitled to one vote on each matter properly brought before the extraordinary general meeting. On July 27, 2015, Teva announced its entry into an agreement to acquire the generic drug unit of Allergan and the withdrawal of its unsolicited, non-binding expression of interest to acquire Mylan. On September 19, 2015, the Foundation requested the redemption of the Mylan preferred shares issued on July 23, 2015, informing Mylan that it was reasonably convinced that the influences that might adversely affect or threaten the strategy, mission, independence, continuity and/or identity of Mylan and its business in a manner that is contrary to the interest of Mylan, its business and its stakeholders had been sufficiently addressed. On October 27, 2015 the Foundation transferred the Preferred Shares issued to it on July 23, 2015 to a trustee, who undertook not to exercise any rights attached to the Preferred Shares other than attending the extraordinary meeting of shareholders and voting in favor of the proposed resolution to redeem the Preferred Shares. Notwithstanding the redemption of the Preferred Shares, the Foundation will continue to have the right to exercise the Option in the future in response to a new threat to the interests of Mylan, its businesses and its stakeholders from time to time.

HOUSEHOLDING

In accordance with the notices previously sent to street name shareholders who share a single address, we are sending only one copy of this proxy statement to that address unless we have received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this proxy statement, we will promptly deliver the requested documents upon written or oral request to Mylan’s Corporate Secretary. If you are receiving multiple copies of this proxy statement, you can request householding by contacting Mylan’s Corporate Secretary at:

Mylan N.V.

Building 4, Trident Place

Mosquito Way, Hatfield,

Hertfordshire, AL10 9UL England

+44 (0)  1707 853 000

PROPOSALS FOR THE 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Because Mylan is a Dutch public limited company whose shares are traded on a U.S. securities exchange, both U.S. and Dutch rules and time frames apply if shareholders wish to submit a proposal for consideration by Mylan shareholders at the 2016 annual general meeting of shareholders. Under Dutch law and Mylan’s articles of association, if a shareholder is interested in submitting a proposed agenda item or a proposed resolution within the authority of shareholders to be presented at the 2016 annual general meeting of shareholders, the shareholder must fulfill the requirements set forth in Dutch law and Mylan’s articles of association, including satisfying both of the following criteria:

•	Mylan must receive the proposed agenda item (supported by reasons) or proposed resolution in writing (excluding e-mail and other forms of electronic communication) no later than 60 days before the date of the annual general meeting of shareholders (which date has not yet been declared by the Mylan Board); and

•	the number of shares held by the shareholder, or group of shareholders, submitting the proposed agenda item or proposed resolution must equal at least 3% of Mylan’s issued share capital.

Under Mylan’s articles of association, directors are appointed by the General Meeting upon the binding nomination by the Mylan Board. The General Meeting may only overrule the binding nomination by a resolution adopted by at least a two-thirds majority of the votes cast, provided such majority represents more than half of the issued share capital. If the General Meeting overrules a binding nomination for a director, the Mylan Board will promptly make a new nomination to be submitted to a subsequent General Meeting.

Pursuant to U.S. federal securities laws, if a shareholder wishes to have a proposed agenda item or a proposed resolution within the authority of shareholders included in Mylan’s proxy statement for the 2016 annual general meeting of shareholders, then in addition to the above requirements, the shareholder also needs to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, and the deadline for submitting the proposed agenda item or proposed resolution to Mylan may be earlier than the deadline specified above. For the proposed agenda item or proposed resolution to be eligible for inclusion in our 2016 proxy statement, we must receive your proposed agenda item or proposed resolution at a reasonable time before the company begins to print and send its proxy materials.

Any proposed agenda item or proposed resolution within the authority of shareholders under our articles of association or pursuant to Rule 14a-8 for our 2016 annual general meeting of shareholders should be sent to the following address:

Mylan N.V.

Building 4, Trident Place

Mosquito Way, Hatfield,

Hertfordshire, AL10 9UL England

c/o Corporate Secretary

OTHER MATTERS

The Dutch Civil Code does not permit any business to be voted on at the extraordinary general meeting of shareholders other than that stated in the notice of meeting unless the matter is unanimously approved by all votes cast and all issued shares are present or represented at the meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the steps to be taken by Mylan in connection with the redemption of the Preferred Shares; that the redemption of the Preferred Shares is not expected to have any impact on Mylan’s day-to-day-operations and will not alter Mylan’s financial condition; and that, in the event that a distribution on the Preferred Shares is required, Mylan expects that the amount distributed will be promptly repaid to it in accordance with the terms of the Call Option Agreement. These may often be identified by the use of words such as “will,” “may,” “could,” “should,” “would,” “project,” “believe,” “anticipate,” “expect,” “plan,” “estimate,” “forecast,” “potential,” “intend,” “continue,” “target” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the ability to meet expectations regarding the accounting and tax treatments of Mylan’s acquisition (the “EPD Transaction”) of Mylan Inc. and Abbott’s non-U.S. developed markets specialty and branded generics business (the “EPD Business”); changes in relevant tax and other laws, including but not limited to changes in healthcare and pharmaceutical laws and regulations in the U.S. and abroad; the integration of the EPD Business being more difficult, time-consuming, or costly than expected; expected or targeted future financial and operating performance and results; any regulatory, legal, or other impediments to our ability to bring new products to market; success of clinical trials and our ability to execute on new product opportunities; the impact of competition; changes in the economic and financial conditions of the businesses of Mylan; the inherent challenges, risks, and costs in identifying, acquiring, and integrating complementary or strategic acquisitions of other companies, products, or assets and in achieving anticipated synergies; and uncertainties and matters beyond the control of management. For more detailed information on the risks and uncertainties associated with Mylan’s business activities, see the risks described in Mylan’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 and our other filings with the SEC. You can access Mylan’s filings with the SEC through the SEC website at www.sec.gov, and Mylan strongly encourages you to do so. Mylan undertakes no obligation to update any statements herein for revisions or changes after the filing date of this proxy statement.

All subsequent written or oral forward-looking statements concerning the Proposal or other matters addressed in this proxy statement and attributable to Mylan or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

YOUR VOTE IS IMPORTANT

Please take a moment prior to the Cut-Off Time specified in the proxy statement to vote your ordinary shares of Mylan N.V. for the upcoming extraordinary general meeting of shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-361-3801, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-1340. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/myl, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Mylan N.V., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10126-2738.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED  ▼

☒	Please mark your vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Proposal 1.	FOR	AGAINST	ABSTAIN
Proposed resolution to redeem all issued preferred shares, par value €0.01 per share, in the capital of Mylan N.V.	☐	☐	☐

Date:

Signature

Signature (if held jointly)

Title

NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED  ▼

MYLAN N.V.

PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held On January 7, 2016 at 10:00 am Central European Time (CET) at Hotel Okura Amsterdam, Ferdinand Bolstraat 333, 1072 LH Amsterdam

This Proxy is Solicited on Behalf of the Board of Directors of Mylan N.V.

The undersigned hereby appoints Robert J. Coury and Rodney L. Piatt, and each with full power to act without the other, as proxies, with full power of substitution, for and in the name of the undersigned to vote and act with respect to all shares of MYLAN N.V. (“Mylan”) which the undersigned is entitled to vote and act at the extraordinary general meeting of shareholders of Mylan to be held on January 7, 2016, with all the powers the undersigned would possess if personally present, and particularly, but without limiting the generality of the foregoing:

IF PROPERLY EXECUTED AND RECEIVED BY MYLAN PRIOR TO THE CUT-OFF TIME SPECIFIED IN THE PROXY STATEMENT, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 UNLESS A CONTRARY VOTE IS INDICATED, IN WHICH CASE THE PROXY WILL BE VOTED AS DIRECTED.

(Continued and to be signed on the reverse side)